14. Shareholders' Equity	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Shareholders' Equity

Shareholders’ equity was $83.7 million as of December 31, 2013, compared to $97.7 million as of December 31, 2012.  This decrease reflects the Company’s repurchase and redemption of its Series A preferred stock combined with a reduction in accumulated other comprehensive income resulting from a decrease in the unrealized gain on investment securities.  The Company received regulatory approval in December 2013 to repurchase and redeem the remaining 12,524 outstanding shares of its Series A preferred stock.  The repurchase and redemption was completed on January 17, 2014 and is reflected on the Company’s Consolidated Balance Sheets as of December 31, 2013.   “Accrued interest payable and other liabilities” at December 31, 2013 includes $12.6 million for the payment to preferred shareholders of principal and accrued dividends on January 17, 2014.

During 2012, the Company purchased 12,530 shares of the Company’s 25,054 outstanding shares of Series A preferred stock from the UST.  The shares were purchased for $933.36 per share, for a total purchase price of $11,778,576, including $83,575 accrued and unpaid dividends on the Series A preferred stock.  The Company retired the 12,530 shares purchased.  The $834,999 difference between the $12,530,000 face value of the Series A preferred stock retired and the $11,695,001 purchase price of the Series A preferred stock retired was credited to retained earnings effective June 30, 2012.

During 2012, the Company completed its repurchase of the Warrant to purchase 357,234 shares of the Company’s common stock that was issued to the UST.  The Company repurchased the Warrant for a total price of $425,000.

The Board of Directors, at its discretion, can issue shares of preferred stock up to a maximum of 5,000,000 shares. The Board of Directors is authorized to determine the number of shares, voting powers, designations, preferences, limitations and relative rights.